[GRAPHICS OMITTED]
WARBURG PINCUS FUNDS          PART OF CREDIT ASSET
                                      SUISSE MANAGEMENT




                                   SEMIANNUAL
                                     REPORT

                                 APRIL 30, 2000
                                   (UNAUDITED)

                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                       (BULLET) INTERNATIONAL EQUITY PORTFOLIO

                       (BULLET) EMERGING MARKETS PORTFOLIO

                       (BULLET) JAPAN GROWTH PORTFOLIO

More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2000; THESE VIEWS AND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------
                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund--International Equity Portfolio had a return of 16.94%, vs. a gain of 8.66% for the Morgan Stanley Capital International All Country World Excluding the U.S. Index.* The Portfolio's one-year return through April 30, 2000 was 41.13%. Its five-year and since-inception (on September 1, 1992) average annual total returns through April 30, 2000 were 13.12% and 14.47%, respectively.

   International stock markets had generally good results for the period. Most European markets advanced, some impressively, buoyed by an improving economic outlook across the region. The group's returns were more modest for dollar-based investors, however, as the euro and most other European currencies weakened vs. the dollar during the period. Within Asia, Japan had a respectable showing, though profit-taking roiled the market late in the period, with technology and Internet-related names under especially heavy selling pressure. Asia's emerging markets had mostly solid, though volatile, gains, as did emerging markets generally. Other winners for the period included Canada, helped by firming commodity prices.

   The Portfolio had a good showing for the six months, both in absolute terms and compared to that of its benchmark. The Portfolio benefited from good performances from a number of its holdings, especially its technology and telecommunications names. Also contributing positively to the Portfolio's return was its exposure to certain strong-performing emerging markets (e.g., Turkey, Hungary and Taiwan) and its significant weighting in Canada.

   We made few noteworthy changes to the Portfolio during the period in terms of overall sector strategy. We remained well-diversified, and maintained significant exposure to both rapid-growth and economically sensitive, or cyclical, segments of foreign markets. Such a "barbell" approach can serve to limit volatility, given the seismic short-term shifts in investor sentiment that can favor one group at the expense of the other. In addition, we believe that having some economically sensitive investments makes sense when all three major regions of the world are projected to grow.

   In terms of regional/country allocation, the most notable move we made was to reduce our exposure to Japan. We entered the period with a sizable overweighting here, but assumed a roughly neutral position as the period progressed, based on valuation considerations and on our desire to take advantage of opportunities we saw developing elsewhere. That aside, we believe that a number of Japanese stocks stand to benefit from ongoing reform--at both the macroeconomic and corporate levels--and from trends such as Japan's continued embrace of equity investing. We continued to

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

generally see the most compelling growth stories among Japan's technology, communications and financial-services companies. Elsewhere of note in Asia, we raised our weighting in South Korea, taking advantage of market volatility to add a few technology stocks we viewed as good values.

   Our increased weighting in Europe was largely via the U.K., based on company-specific factors and on our belief that the country's interest-rate backdrop will be more supportive going forward. We also modestly raised our weightings in Italy and Sweden. Overall, we believe that Europe's equity markets will continue to be supported over the longer term by an expanding economy, as well as by a strong deregulation and privatization trend. Across the region, monopolies are being transformed into competitive companies, benefiting shareholders and consumers alike. Furthermore, the liberalization of certain industries (e.g. telecommunications and utilities), combined with a single currency environment, will prompt merger and acquisition activity, which has surged dramatically over the past year and shows little sign of slowing.

   Turning to the Americas, we had a meaningful weighting in Canada, one we increased during the period, adding several technology and natural-resources stocks we deemed to be attractive. Our exposure to Latin America remained minimal, as we continued to find more-compelling stocks elsewhere, though we will continue to monitor the area for buying opportunities.

   Looking ahead to the rest of 2000 and beyond, we see ample grounds for optimism regarding international-equity markets, notwithstanding recent volatility in stocks generally. Trends that stand to support foreign markets broadly include the potential for continued, and synchronized, global economic growth as well as improving financial conditions within emerging markets (many Asian emerging economies, for example, have recently shifted from debtor to creditor status). Set within this environment, we will continue our efforts to identify markets and companies with the brightest long-term prospects.

Harold E. Sharon                           P. Nicholas Edwards
Co-Portfolio Manager                       Co-Portfolio Manager

Harold W. Ehrlich                          Vincent J. McBride
Co-Portfolio Manager                       Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

--------------
* The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------
                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund--Emerging Markets Portfolio had a return of 26.03%, vs. a return of 13.87% for the Morgan Stanley Capital International Emerging Markets Free Index.* The Portfolio's's one-year return through April 30, 2000 was 53.57%. Its since-inception (on September 30, 1996) average annual returns through April 30, 2000 was 3.49%.

   The period was a positive one for the majority of emerging stock markets, though results varied by region. The best performances generally belonged to Eastern/Central European markets, supported by growing optimism over their economic and financial prospects. Most Asian markets also had good showings, though these were volatile late in the period, buffeted by rounds of profit-taking. Within Latin America, Brazil and Mexico, the region's dominant markets, also advanced. With regard to sector attribution, technology, media and telecommunications ("TMT") stocks paced the rally in most markets. However, TMT stocks finished the period on a very difficult note, reflecting contagion from a downturn in the Nasdaq, the technology-biased U.S. index.

   Against this backdrop, the Portfolio had a good showing, both in absolute terms and compared to that of its benchmark. The Portfolio saw good performances from a number of its holdings, especially its technology and communications stocks. In terms of regional attribution, factors that aided the Portfolio included its overweighting in Turkey, the best-performing emerging stock market for the six months.

   We made a few noteworthy changes to the Portfolio's regional and country exposure during the period. Within Asia, changes worthy of mention included increasing our exposure to Taiwan. Our focus here remained on hardware/electronics companies well-positioned to take advantage of a strong global outsourcing trend. Whereas hardware sales within many emerging markets is domestically driven, Taiwan is a substantial exporter. As such, certain companies here stand to continue to benefit from growing worldwide demand for Internet-related and other hardware products. These companies, moreover, offer valuations that are compelling vs. those on their developed-market counterparts. One country weighting we reduced in Asia was South Korea. This partly reflected our concerns over the country's technology sector, which tends to be particularly vulnerable to Nasdaq volatility.

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Within Eastern/Central Europe, we maintained an overweighting in Turkey, reflecting our optimism over the country's ongoing IMF-sanctioned financial reforms (though we scaled back this position late in the period based on valuation considerations). We also established a modest position in Russia, where we believe the macroeconomic and political environment is improving, some near-term financial-market uncertainties notwithstanding. One weighting we pared during the period was Hungary, an adjustment based on valuation concerns.

   Our Latin America exposure remained concentrated on Mexico and Brazil. We raised our exposure to the latter at the expense of the former during the period, based on relative-valuation considerations, and on our view that Brazil could see some better-than-expected developments on the inflation and interest-rate front. Elsewhere in the region, we established a modest position in Chile, whose macroeconomic backdrop continues to improve and where capital controls could eventually be removed.

   Looking ahead, we believe that the environment for emerging stock markets will remain generally positive, supported by an improving global economy and brightening earnings picture. These markets will likely remain quite volatile, however. The recent turmoil in Nasdaq-type stocks could persist for a spell, fueling frequent shifts in sentiment regarding riskier asset classes in general. In addition, certain emerging markets remain vulnerable to global interest-rate uncertainties (though we note that interest rates in most emerging-market economies are well below levels seen 18 months ago). Still, we see ample grounds for optimism, with numerous emerging-market companies poised for revenue and earnings improvements. As ever, our efforts, within this underfollowed asset class, will remain devoted to identifying countries and companies with the best long-term growth potential.

Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

--------------
* The Morgan Stanley Emerging Capital International Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------
                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund--Japan Growth Portfolio had a gain of 2.74%, vs. a gain of 3.21% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").* The Portfolio's one-year return through April 30, 2000 was 87.38%. Its since-inception (on October 31, 1997) average annual total return through April 30, 2000 was 53.12%.

   The modest gain made by Japan's broad stock market for the six months belied a period of considerable volatility. These stocks initially surged, building on their gains earlier in 1999, but were increasingly buffeted by profit-taking as 2000 progressed (indeed, for the first time in years, there were ample profits to be taken). Certain Internet-related "new economy" names came under particularly heavy selling pressure, reflecting concerns over valuations on these stocks amid an environment for the technology area globally.

   Against this backdrop, the Portfolio had a gain, but was hampered by the late-period downturn in Japan's equity market and by particular turbulence among rapid-growth companies, which remained well-represented in the Portfolio. Recent weakness in these stocks notwithstanding, we believe that a number of aggressive-growth Japanese companies have solid long-term prospects, and certain technology and communications stocks will continue to figure prominently in the Portfolio.

   We made no material changes to the Portfolio during the period in terms of basic strategy. We continued to look for companies with the potential to benefit from strong existing business franchises, the adoption of new technologies and ongoing reform (e.g., with respect to capital markets) within Japan. In terms of industry emphasis, we generally saw the most compelling stocks within the communications, semiconductor-equipment, electronic-components and financial-services areas, which continued to account for the bulk of the Portfolio's investments.

   We maintain a positive view on the long-term prospects for Japan as an asset class, notwithstanding the short-term volatility that the market will undoubtedly display going forward. Our optimism is founded on several factors, not the least of which is the potential for positive surprises regarding the world's second-largest economy. Based on our contact with company managements--we visit hundreds of Japanese companies yearly--and on a rash of empirical data (e.g., recent upturns in sales, profits and capital spending) we believe that Japan's recovery remains intact, which stands to support profits while easing risk concerns over time.

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   One particularly encouraging trend regarding Japan's economy is a significant upturn in corporate Japan's commitment to information technology. This could have a materially positive impact on productivity and the economy going forward, given the supportive role IT has played in the U.S. economy over the past decade.

   Other positive agents for change in a Japan striving to right itself is the steady expansion of equity investing. This includes a surge in direct foreign investment (which more than tripled in 1999) and the rise of venture-capital activity in Japan, trends buttressed by ongoing deregulation and by opportunities afforded by merger and acquisition activity.

   There remain, of course, concerns, such as Japan's high debt burden. But we believe that the country has good potential to chip away its debt over time, aided by higher tax revenues as the economy warms and by the continued expansion of equity financing (which can favorably "crowd out" debt).

   All told, we believe that Japan has much to offer investors seeking diversification away from the U.S., and who are willing to assume short-term risk (e.g., the risk of heightened volatility) in pursuit of long-term gains. As ever, we will continue to strive to add value to our portfolios via individual stock selection. Notwithstanding recent performance, we are encouraged by our efforts in that regard to date, and our efforts will remain concentrated on identifying stocks we deem to have the best long-term appreciation potential.

P. Nicholas Edwards                        Todd Jacobson
Co-Portfolio Manager                       Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

--------------
* The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
COMMON STOCKS (86.7%)
CANADA (6.7%)
COMMUNICATIONS EQUIPMENT (0.4%)
    Research in Motion, Ltd. +                               43,800  $ 1,859,414
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    OCI Communications, Inc. +                              150,000    1,629,929
                                                                     -----------
MEDIA (1.3%)
    Rogers Communications, Inc. Class B +                   222,300    5,783,827
                                                                     -----------
OIL & GAS (3.0%)
    Anderson Exploration, Ltd. +                            186,300    2,979,975
    Berkley Petroleum Corp. +                               249,600    1,726,712
    Canadian Hunter Exploration, Ltd. +                      92,600    1,753,054
    Canadian Natural Resources, Ltd. +                      182,000    4,851,990
    Precision Drilling Corp. +                               43,900    1,395,523
                                                                     -----------
                                                                      12,707,254
                                                                     -----------
SOFTWARE (1.6%)
    Descartes Systems Group, Inc. +                         202,700    6,970,266
                                                                     -----------
    TOTAL CANADA                                                      28,950,690
                                                                     -----------
CHINA (1.0%)
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
    China Telecom, Ltd. +                                   560,000    4,044,175
                                                                     -----------
    TOTAL CHINA                                                        4,044,175
                                                                     -----------
DENMARK (0.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    Tele Danmark AS Class B                                  46,300    3,395,573
                                                                     -----------
    TOTAL DENMARK                                                      3,395,573
                                                                     -----------
FINLAND (2.0%)
COMMUNICATIONS EQUIPMENT (1.8%)
    Nokia Oyj                                               137,600    7,912,009
                                                                     -----------
IT CONSULTING & SERVICES (0.2%)
    Stonesoft Oyj +                                          47,300      883,597
                                                                     -----------
    TOTAL FINLAND                                                      8,795,606
                                                                     -----------
FRANCE (8.8%)
BANKS (0.6%)
    Banque Nationale de Paris                                29,250    2,369,554
                                                                     -----------
CONSTRUCTION & ENGINEERING (1.5%)
    Compagnie Generale des Eaux                             163,300    6,398,728
                                                                     -----------
ELECTRICAL EQUIPMENT (0.7%)
    Alstom SA                                               127,100    3,174,633
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
FRANCE (cont'd)
ENERGY EQUIPMENT & SERVICES (0.4%)
    Coflexip SA                                               8,500  $   828,785
    Coflexip SA ADR                                          16,500      837,375
                                                                     -----------
                                                                       1,666,160
                                                                     -----------
MEDIA (1.4%)
    Lagardere Groupe SCA                                     79,300    5,383,546
    Publicis SA                                               1,600      778,575
                                                                     -----------
                                                                       6,162,121
                                                                     -----------
METALS & MINING (1.2%)
    Pechiney SA Class A                                     119,000    5,226,765
                                                                     -----------
MULTI-UTILITIES (1.5%)
    Vivendi                                                  63,500    6,295,665
                                                                     -----------
OIL & GAS (1.5%)
    Total SA Class B                                         43,074    6,551,044
                                                                     -----------
    TOTAL FRANCE                                                      37,844,670
                                                                     -----------
GERMANY (4.2%)
ELECTRIC UTILITIES (0.8%)
    Viag AG                                                 181,500    3,506,320
                                                                     -----------
INDUSTRIAL CONGLOMERATES (2.9%)
    Siemens AG                                               83,800   12,393,716
                                                                     -----------
INSURANCE (0.5%)
    Hannover Rueckversicherungs AG                           33,900    2,162,403
                                                                     -----------
    TOTAL GERMANY                                                     18,062,439
                                                                     -----------
HONG KONG (0.3%)
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
    SmarTone Telecommunications                             443,622    1,389,704
                                                                     -----------
    TOTAL HONG KONG                                                    1,389,704
                                                                     -----------
HUNGARY (1.3%)
BANKS (0.8%)
    OTP Bank                                                 75,400    3,348,237
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Magyar Tavkozlesi                                       325,400    2,233,102
                                                                     -----------
    TOTAL HUNGARY                                                      5,581,339
                                                                     -----------
INDIA (1.3%)
BANKS (0.0%)
    State Bank of India, Ltd.                                 1,300        6,199
                                                                     -----------
CHEMICALS (0.0%)
    Reliance Industries, Ltd.                                11,097       88,179
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
INDIA (cont'd)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    Mahanagar Telephone Nigam, Ltd.                             200  $     1,031
                                                                     -----------
IT CONSULTING & SERVICES (0.7%)
    NIIT, Ltd.                                               61,500    2,873,824
                                                                     -----------
METALS & MINING (0.0%)
    Hindalco Industries, Ltd.                                   100        1,615
                                                                     -----------
OIL & GAS (0.0%)
    Bharat Petroleum Corp., Ltd.                                100          400
                                                                     -----------
SOFTWARE (0.6%)
    Aptech, Ltd.                                             66,200    2,759,842
                                                                     -----------
    TOTAL INDIA                                                        5,731,090
                                                                     -----------
IRELAND (0.4%)
BANKS (0.4%)
    Bank of Ireland                                         225,916    1,527,531
                                                                     -----------
    TOTAL IRELAND                                                      1,527,531
                                                                     -----------
ITALY (5.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
    Olivetti SpA                                          1,000,000    3,316,961
    Telecom Italia SpA                                      642,100    8,999,078
                                                                     -----------
                                                                      12,316,039
                                                                     -----------
MEDIA (1.8%)
    Seat Pagine Gialle SpA                                1,742,739    7,670,408
                                                                     -----------
TRANSPORTATION INFRASTRUCTURE (0.7%)
    Concessioni e Costruzioni Autostrade SpA                500,000    3,376,193
                                                                     -----------
    TOTAL ITALY                                                       23,362,640
                                                                     -----------
JAPAN (21.7%)
CHEMICALS (0.6%)
    Asahi Chemical Industry Co., Ltd.                       408,000    2,348,222
                                                                     -----------
DIVERSIFIED FINANCIALS (4.2%)
    Daiwa Securities Co., Ltd.                              288,000    4,397,086
    Nikko Securities Co., Ltd.                              338,000    3,987,635
    Nomura Securities Co., Ltd.                             146,000    3,674,602
    Orix Corp.                                               25,200    3,595,617
    Shinko Securities Co.                                   574,000    2,512,243
                                                                     -----------
                                                                      18,167,183
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
    DDI Corp.                                                   300    3,442,163
    Japan Telecom Co., Ltd.                                      40    2,035,688
    KDD Corp.                                                47,900    5,549,174
                                                                     -----------
                                                                      11,027,025
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
JAPAN (cont'd)
ELECTRICAL EQUIPMENT (1.8%)
    Furukawa Electric Co., Ltd.                             542,000  $ 7,517,777
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
    Hoya Corp.                                               69,000    7,023,124
                                                                     -----------
HOUSEHOLD DURABLES (2.6%)
    Sharp Corp.                                             352,000    6,791,055
    Sony Corp.                                               39,200    4,501,387
                                                                     -----------
                                                                      11,292,442
                                                                     -----------
INTERNET SOFTWARE & SERVICES (1.7%)
    Softbank Corp.                                           10,100    2,485,945
    Softbank Corp. New +                                     20,200    4,990,582
                                                                     -----------
                                                                       7,476,527
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.4%)
    Rohm Co., Ltd.                                           18,800    6,297,308
    Tokyo Electron, Ltd.                                     46,000    7,495,588
    Tokyo Seimitsu Co., Ltd.                                 50,000    5,228,017
                                                                     -----------
                                                                      19,020,913
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
    NTT DoCoMo, Inc.                                            275    9,186,042
                                                                     -----------
    TOTAL JAPAN                                                       93,059,255
                                                                     -----------
MEXICO (0.4%)
BANKS (0.4%)
    Grupo Financiero Banamex Accival SA de CV +             410,000    1,480,896
                                                                     -----------
    TOTAL MEXICO                                                       1,480,896
                                                                     -----------
NETHERLANDS (1.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
    Completel Europe NV +                                    38,000      668,313
                                                                     -----------
MACHINERY (0.9%)
    IHC Caland NV                                            90,500    3,669,844
                                                                     -----------
MEDIA (0.9%)
    Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit  70,000    3,753,907
                                                                     -----------
    TOTAL NETHERLANDS                                                  8,092,064
                                                                     -----------
PORTUGAL (1.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
    Portugal Telecom SA                                     700,500    7,832,343
                                                                     -----------
    TOTAL PORTUGAL                                                     7,832,343
                                                                     -----------
SINGAPORE (2.2%)
BANKS (0.8%)
    Overseas Union Bank, Ltd.                               706,872    3,229,163
                                                                     -----------
                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
SINGAPORE (cont'd)
COMPUTERS & PERIPHERALS (0.5%)
    National Steel Electronics Co.                          399,000  $ 2,290,095
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
    Venture Manufacturing, Ltd.                             112,000    1,311,906
                                                                     -----------
MARINE (0.6%)
    Neptune Orient Lines, Ltd. +                          2,944,000    2,638,055
                                                                     -----------
    TOTAL SINGAPORE                                                    9,469,219
                                                                     -----------
SOUTH KOREA (4.6%)
BANKS (0.4%)
    Shinhan Bank                                            203,260    1,950,699
                                                                     -----------
HOUSEHOLD DURABLES (0.1%)
    Telson Electronics Co., Ltd.                             45,000      644,760
                                                                     -----------
INTERNET SOFTWARE & SERVICES (0.0%)
    Daum Communications Corp. +                               4,000      189,238
                                                                     -----------
MEDIA (0.6%)
    Cheil Communications, Inc.                               23,000    2,414,585
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.1%)
    Samsung Electronics Co., Ltd.                            32,700    8,840,111
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (1.4%)
    SK Telecom Co., Ltd.                                    220,000    5,848,351
                                                                     -----------
    TOTAL SOUTH KOREA                                                 19,887,744
                                                                     -----------
SPAIN (1.7%)
BANKS (1.1%)
    Banco Bilbao Vizcaya SA                                 345,000    4,715,735
                                                                     -----------
FOOD & DRUG RETAILING (0.6%)
    Centros Comerciales Continente SA                        89,580    1,395,874
    Centros Comerciales Pryca SA                            114,270    1,385,955
                                                                     -----------
                                                                       2,781,829
                                                                     -----------
    TOTAL SPAIN                                                        7,497,564
                                                                     -----------
SWEDEN (4.3%)
BANKS (1.2%)
    Nordbanken Holding AB                                   796,200    5,024,769
                                                                     -----------
COMMUNICATIONS EQUIPMENT (1.6%)
    Telefonaktiebolaget LM Ericsson ADR                      79,200    7,004,250
                                                                     -----------
CONTAINERS & PACKAGING (0.5%)
    Assidoman AB                                            139,500    2,306,117
                                                                     -----------
MACHINERY (1.0%)
    SKF AB Series B                                         195,100    4,184,119
                                                                     -----------
    TOTAL SWEDEN                                                      18,519,255
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
SWITZERLAND (0.6%)
PHARMACEUTICALS (0.6%)
    Roche Holding AG +                                          227  $ 2,376,238
                                                                     -----------
    TOTAL SWITZERLAND                                                  2,376,238
                                                                     -----------
TAIWAN (2.8%)
ELECTRICAL EQUIPMENT (0.7%)
    Siliconware Corp. +                                   1,775,000    3,014,412
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.1%)
    Taiwan Semiconductor Manufacturing Co. +              1,030,300    6,628,738
    United Microelectronics Co., Ltd. +                     750,000    2,535,143
                                                                     -----------
                                                                       9,163,881
                                                                     -----------
    TOTAL TAIWAN                                                      12,178,293
                                                                     -----------
TURKEY (0.6%)
BANKS (0.6%)
    Yapi Ve Kredi Bankasi AS                             86,252,000    2,753,667
                                                                     -----------
    TOTAL TURKEY                                                       2,753,667
                                                                     -----------
UNITED KINGDOM (11.8%)
AEROSPACE & DEFENSE (1.3%)
    British Aerospace PLC                                   886,621    5,466,298
                                                                     -----------
BANKS (1.5%)
    Bank of Scotland                                        730,000    6,505,421
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
    British Telecommunications PLC                          376,728    6,785,191
                                                                     -----------
INSURANCE (1.0%)
    Prudential Corp. PLC                                    281,640    4,345,403
                                                                     -----------
MEDIA (0.9%)
    Reed International PLC                                  570,400    3,967,438
                                                                     -----------
METALS & MINING (0.0%)
    Corus Group PLC                                         100,000      134,573
                                                                     -----------
OIL & GAS (1.2%)
    BP Amoco Plc                                            583,100    5,059,451
                                                                     -----------
PHARMACEUTICALS (2.2%)
    Astrazeneca Group PLC                                   118,300    4,977,765
    Smithkline Beecham PLC                                  327,000    4,495,193
                                                                     -----------
                                                                       9,472,958
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
    Vodafone Group PLC                                    1,980,300    9,125,888
                                                                     -----------
    TOTAL UNITED KINGDOM                                              50,862,621
                                                                     -----------
TOTAL COMMON STOCKS (Cost $302,194,336)                              372,694,616
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
PREFERRED STOCKS (1.2%)
GERMANY (1.2%)
HEALTH CARE PROVIDERS & SERVICERS (0.6%)
    Fresenius Medical Care AG ADR                           158,700 $  2,340,825
                                                                    ------------
INSURANCE (0.6%)
    Marschollek, Lautenschlaeger und Partner AG               5,000    2,651,746
                                                                    ------------
    TOTAL GERMANY                                                      4,992,571
                                                                    ------------
TOTAL PREFERRED STOCKS (Cost $3,732,540)                               4,992,571
                                                                    ------------
WARRANTS (1.2%)
CANADA (1.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
    OCI Communications, Inc.+                               340,000    3,694,505
                                                                    ------------
INTERNET SOFTWARE & SERVICES (0.3%)
    Wysdom (Private Placement)+                             119,500    1,362,300
                                                                    ------------
    TOTAL CANADA                                                       5,056,805
                                                                    ------------
TOTAL WARRANTS (Cost $5,560,580)                                       5,056,805
                                                                    ------------
SHORT TERM INVESTMENTS (7.1%)
    Institutional Money Market Trust                     10,081,974   10,081,974
    RBB Money Market Portfolio                           20,360,999   20,360,999
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (Cost $30,442,973)                       30,442,973
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (96.2%) (Cost $341,930,429*)              413,186,965

OTHER ASSETS IN EXCESS OF LIABILITIES (3.8%)                          16,607,523
                                                                    ------------
NET ASSETS (100.0%)                                                 $429,794,488
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $342,171,936.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
COOMON STOCKS (83.3%)                                        ------     -----
AUSTRALIA (0.0%)
OIL & GAS (0.0%)
    Novus Petroleum, Ltd. +                                      11  $         9
                                                                     -----------
    TOTAL AUSTRALIA                                                            9
                                                                     -----------
BRAZIL (9.9%)
BANKS (1.4%)
    Banco Itau SA                                           118,000        8,828
    Uniao de Bancos Brasileiros SA GDR                          500       12,469
                                                                     -----------
                                                                          21,297
                                                                     -----------
BEVERAGES (0.8%)
    Companhia Cervejaria Brahma ADR                             800       12,400
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.5%)
    Embratel Participacoes SA ADR                               960       21,600
    Tele Centro Sul Participacoes SA ADR                        200       12,750
    Tele Norte Leste Participacoes SA ADR                     1,239       22,070
    Telecommunications de Sao Paulo SA ADR                      400       10,100
                                                                     -----------
                                                                          66,520
                                                                     -----------
FOREST PRODUCTS AND PAPER (0.8%)
    Aracruz Celulose ADR                                        600       11,212
                                                                     -----------
FOOD & DRUG RETAILING (1.0%)
    Companhia Brasileira de Distribuicao                        500       14,250
      Grupo Pao de Acucar ADR
                                                                     -----------
METALS & MINING (1.4%)
    Companhia Vale do Rio Doce Class A                          852       21,106
                                                                     -----------
    TOTAL BRAZIL                                                         146,785
                                                                     -----------
CHILE (1.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
    Cia de Telecomunicaciones de Chile SA ADR                 1,100       20,350
                                                                     -----------
UTILITIES-ELECTRICAL & GAS (0.5%)
    Enersis SA ADR                                              400        7,450
                                                                     -----------
    TOTAL CHILE                                                           27,800
                                                                     -----------
GREECE (0.9%)
BANKS (0.5%)
    Alpha Credit Bank SA                                        130        7,226
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    Hellenic Telecommunication Organization SA ADR              580        6,779
                                                                     -----------
    TOTAL GREECE                                                          14,005
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
HONG KONG (7.5%)
CHEMICALS (1.5%)
    Yizheng Chemical Fibre Co., Ltd. +                      112,000  $    21,713
                                                                     -----------
COMPUTERS & PERIPHERALS (1.9%)
    Legend Holdings, Ltd.                                    24,000       27,886
                                                                     -----------
INTERNET SOFTWARE & SERVICES (0.2%)
    Pacific Century Cyberworks, Ltd. +                        2,000        3,723
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (3.9%)
    China Telecom, Ltd. +                                     8,000       57,774
                                                                     -----------
    TOTAL HONG KONG                                                      111,096
                                                                     -----------
HUNGARY (1.1%)
BANKING (0.3%)
    OTP Bank                                                     85        3,775
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    Matav RT ADR                                                200        6,962
                                                                     -----------
PHARMACEUTICALS (0.4%)
    Gedeon Richter GDR                                          100        5,550
                                                                     -----------
    TOTAL HUNGARY                                                         16,287
                                                                     -----------
INDIA (5.9%)
CONSULTING & SERVICES (1.8%)
    Aptech, Ltd.                                                654       27,265
                                                                     -----------
DIVERSIFIED FINANCIALS (2.0%)
    Icici, Ltd.                                               1,170       29,689
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Videsh Sanchar Nigam, Ltd.                                  400        7,600
                                                                     -----------
INTERNET SOFTWARE & SERVICES (0.1%)
    SSI, Ltd. +                                                 100          875
                                                                     -----------
SOFTWARE (1.5%)
    Satyam Computers                                            300       21,440
                                                                     -----------
    TOTAL INDIA                                                           86,869
                                                                     -----------
ISRAEL (0.5%)
IT CONSULTING & SERVICES (0.5%)
    Check Point Software Technologies, Ltd. +                    44        7,612
                                                                     -----------
    TOTAL ISRAEL                                                           7,612
                                                                     -----------
MALAYSIA (8.4%)
BANKS (2.2%)
    Commerce Asset Holdings BHD                               5,100       14,361
    Malayan Banking BHD                                       4,400       18,295
                                                                     -----------
                                                                          32,656
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
MALAYSIA (cont'd)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Telekom Malaysia BHD                                      4,000  $    13,895
                                                                     -----------
ELECTRIC UTILITIES (0.8%)
    Tenaga Nasional BHD                                       3,400       11,274
                                                                     -----------
HOTEL RESTAURANTS & LEISURE (3.0%)
    Genting BHD                                               2,163        8,709
    Resorts World                                             6,000       19,422
    Tanjong PLC                                               6,000       16,579
                                                                     -----------
                                                                          44,710
                                                                     -----------
MEDIA (0.5%)
    New Straits Times Press                                   2,224        7,433
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
    Unisem BHD                                                1,500       13,323
                                                                     -----------
    TOTAL MALAYSIA                                                       123,291
                                                                     -----------
MEXICO (7.1%)
BANKS (0.6%)
    Grupo Financiero Banamex Accival SA de CV +               2,250        8,127
                                                                     -----------
BEVERAGES (1.7%)
    Fomento Economico Mexicano SA de CV ADR                     600       24,750
                                                                     -----------
CONSTRUCTION MATERIALS (0.7%)
    Cemex SA de CV ADR +                                        500       10,937
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
    Carso Global Telecom SA +                                 3,260        8,658
    Telefonos de Mexico SA ADR                                  498       29,289
                                                                     -----------
                                                                          37,947
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (1.5%)
    Grupo Iusacell SA ADR Series V +                          1,408       22,440
                                                                     -----------
    TOTAL MEXICO                                                         104,201
                                                                     -----------
RUSSIA (1.2%)
ELECTRIC UTILITIES (0.4%)
    Unified Energy Systems ADR                                  300        5,592
                                                                     -----------
OIL & GAS (0.8%)
    Lukoil Holding ADR                                          100        6,028
    Surgutneftegaz ADR +                                        400        6,070
                                                                     -----------
                                                                          12,098
                                                                     -----------
    TOTAL RUSSIA                                                          17,690
                                                                     -----------
SOUTH AFRICA (8.6%)
BANKS (0.8%)
    Standard Bank Investment Corp., Ltd.                      3,300       12,169
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
SOUTH AFRICA (cont'd)
BEVERAGES (1.1%)
    South African Breweries PLC                               2,067  $    15,245
                                                                     -----------
DIVERSIFIED FINANCIALS (0.4%)
    Rembrant Group, Ltd.                                        800        6,207
                                                                     -----------
FOREST PRODUCTS & PAPER (1.4%)
    Sappi, Ltd.                                               2,920       20,459
                                                                     -----------
INDUSTRIAL CONGLOMERATES (1.0%)
    Imperial Holdings, Ltd.                                   1,718       14,701
                                                                     -----------
INSURANCE (2.2%)
    Sanlam, Ltd.                                             27,450       32,595
                                                                     -----------
IT CONSULTING & SERVICES (1.7%)
    Dimension Data Holdings, Ltd. +                           2,528       16,594
    Firstrand, Ltd.                                           7,351        8,675
                                                                     -----------
                                                                          25,269
                                                                     -----------
    TOTAL SOUTH AFRICA                                                   126,645
                                                                     -----------
SOUTH KOREA (9.8%)
BANKS (0.9%)
    Housing & Commercial Bank, Korea                            781       13,372
                                                                     -----------
CHEMICALS (0.9%)
    L.G. Chemical, Ltd.                                         600       13,787
                                                                     -----------
CONSTRUCTION & ENGINEERING (0.1%)
    Daelim Industrial Co., Ltd.                                 250        1,392
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
    Cheil Communications, Inc.                                   64        6,719
    Dacom Corp. +                                                30        4,352
    Korea Telecom Corp.                                         280       19,126
    SK Telecom Co., Ltd.                                         50       13,292
                                                                     -----------
                                                                          43,489
                                                                     -----------
ELECTRIC UTILITIES (1.2%)
    Korea Electric Power Corp.                                  600       17,572
                                                                     -----------
HOUSEHOLD DURABLES (0.6%)
    L.G. Electronics                                            321        8,562
                                                                     -----------
METALS & MINING (0.9%)
    Pohang Iron & Steel Co., Ltd.                               160       12,797
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
    Samsung Electronics Co., Ltd.                               125       33,792
                                                                     -----------
    TOTAL SOUTH KOREA                                                    144,763
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
TAIWAN (13.1%)
BANKS (1.9%)
    Bank Sinopac                                             21,000  $    11,659
    Chinatrust Commercial Bank +                             20,000       16,525
    Taishin International Bank +                                360          187
                                                                     -----------
                                                                          28,371
                                                                     -----------
COMPUTERS & PERIPHERALS (1.8%)
    Asustek Computer Inc.                                     1,000       11,071
    Quanta Computer, Inc.                                     2,000       15,546
                                                                     -----------
                                                                          26,617
                                                                     -----------
DIVERSIFIED FINANCIALS (0.8%)
    China Development Industrial Bank +                       8,000       12,097
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.6%)
    Macronix International Co., Ltd. ADR                      1,000       30,562
    Taiwan Semiconductor Manufacturing Co. +                  5,700       36,673
    United Microelectronics Co., Ltd. +                       7,850       26,535
    Via Technologies, Inc. +                                  1,000       16,656
    Winbond Electronics Corp. +                               5,000       15,431
                                                                     -----------
                                                                         125,857
                                                                     -----------
    TOTAL TAIWAN                                                         192,942
                                                                     -----------
THAILAND (0.5%)
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    Advanced Information Service Public Co., Ltd. +             615        7,202
                                                                     -----------
    TOTAL THAILAND                                                         7,202
                                                                     -----------
TURKEY (6.9%)
BANKS (3.8%)
    Dogan Yayin Holding AS +                                753,500       18,196
    Yapi Ve Kredi Bankasi AS                              1,180,969       37,703
                                                                     -----------
                                                                          55,899
                                                                     -----------
DIVERSIFIED FINANCIALS (2.4%)
    KOC Holding AS                                           60,542       12,142
    Turkiye Is Bankasi AS Class C +                         420,000       23,036
                                                                     -----------
                                                                          35,178
                                                                     -----------
FOOD & DRUG RETAILING (0.7%)
    Migros Turkey TAS                                        16,266       11,052
                                                                     -----------
    TOTAL TURKEY                                                         102,129
                                                                     -----------
TOTAL COMMON STOCKS (Cost $1,111,336)                                  1,229,326
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             NUMBER
                                                               OF
                                                             SHARES     VALUE
                                                             ------     -----
PREFERRED STOCKS (2.8%)
BRAZIL (2.7%)
OIL & GAS (2.7%)
    Petroleo Brasileiro SA                                  169,566  $    40,417
                                                                     -----------
    TOTAL BRAZIL                                                          40,417
                                                                     -----------
TAIWAN (0.1%)
BANKING (0.1%)
    Taishin International Bank                                4,620        1,479
                                                                     -----------
    TOTAL TAIWAN                                                           1,479
                                                                     -----------
TOTAL PREFERRED STOCKS (Cost $30,960)                                     41,896
                                                                     -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd.+                       3,094            0
                                                                     -----------
    TOTAL THAILAND                                                             0
                                                                     -----------
TOTAL RIGHTS (Cost $0)                                                         0
                                                                     -----------
SHORT TERM INVESTMENTS (10.4%)
    Institutional Money Market Trust                         83,001       83,001
    RBB Money Market Portfolio                               70,815       70,815
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (Cost $153,816)                             153,816
                                                                     -----------
TOTAL INVESTMENTS AT VALUE (96.5%) (Cost $1,296,112*)                  1,425,038

OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%)                              50,743
                                                                     -----------
NET ASSETS (100.0%)                                                  $ 1,475,781
                                                                     ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $1,304,344.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               NUMBER
                                                                 OF
                                                               SHARES   VALUE
                                                               ------   -----
COMMON STOCKS (100.2%)
COMMERCIAL SERVICES & SUPPLIES (2.1%)
    Trans Cosmos, Inc.                                           900 $   179,048
                                                                     -----------
COMMUNICATIONS EQUIPMENT (0.7%)
    Hikari Tsushin, Inc.                                         400      57,740
                                                                     -----------
COMPUTERS & PERIPHERALS (2.0%)
    Fujitsu, Ltd.                                              6,000     169,887
                                                                     -----------
DIVERSIFIED FINANCIALS (17.4%)
    Daiwa Securities Group, Inc.                              20,000     305,353
    Japan Associated Finance Co., Ltd.                         1,000     175,809
    The Nikko Securities Co., Ltd.                            23,000     271,348
    Nomura Securities Co., Ltd.                               12,000     302,022
    Orix Corp.                                                 2,160     308,196
    Shohkoh Fund & Co., Ltd.                                     670     119,652
                                                                     -----------
                                                                       1,482,380
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (7.4%)
    DDI Corp.                                                    130     149,160
    Japan Telecom Co., Ltd.                                       80     407,138
    KDD Corp.                                                    600      69,509
                                                                     -----------
                                                                         625,807
                                                                     -----------
ELECTRICAL EQUIPMENT (2.8%)
    Funai Electric Co., Ltd.                                     100      55,519
    Megachips Corp.                                            3,000     183,489
                                                                     -----------
                                                                         239,008
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
    Kyocera Corp.                                              1,900     317,688
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.4%)
    Hoya Corp.                                                 2,000     203,569
                                                                     -----------
HOUSEHOLD DURABLES (5.2%)
    Sony Corp.                                                 3,900     447,842
                                                                     -----------
INTERNET SOFTWARE & SERVICES (20.7%)
    Internet Intitiative Japan, Inc. ADR+                      2,200     132,000
    Softbank Corp.                                             2,200     541,493
    Softbank Corp. New +                                       4,400   1,087,057
                                                                     -----------
                                                                       1,760,550
                                                                     -----------
IT CONSULTING & SERVICES (3.3%)
    Fujitsu Support & Service, Inc.                            1,900     281,295
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS (3.3%)
    Nintendo Co., Ltd.                                         1,700     283,146
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                              NUMBER
                                                                OF
                                                              SHARES   VALUE
                                                              ------   -----
COMMON STOCKS (CONT'D)
MEDIA (1.0%)
    Kadokawa Shoten Publishing Co., Ltd.                        500 $    80,965
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (17.7%)
    Advantest Corp.                                           1,800     411,561
    Rohm Co., Ltd.                                              800     267,971
    Tokyo Electronics, Ltd.                                   3,000     488,843
    Tokyo Seimitsu Co., Ltd.                                  3,200     334,593
                                                                    -----------
                                                                      1,502,968
                                                                    -----------
SPECIALTY RETAIL (4.5%)
    JAC Co., Ltd.                                             1,900     137,307
    Shimamura Co.                                             1,700     247,438
                                                                    -----------
                                                                        384,745
                                                                    -----------
TEXTILES & APPAREL (1.7%)
    World Co., Ltd.                                           1,950     146,514
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES (4.3%)
    NTT DoCoMo, Inc.                                            110     367,442
                                                                    -----------
TOTAL COMMON STOCKS (Cost $3,675,396)                                 8,530,594
                                                                    -----------
SHORT TERM INVESTMENTS (0.0%)
    RBB Money Market Portfolio (Cost $1)                          1           1
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.2%) (Cost $3,675,397*)                8,530,595

LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)                            (17,585)
                                                                    -----------
NET ASSETS (100.0%)                                                 $ 8,513,010

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                             INTERNATIONAL EQUITY      EMERGING MARKETS  JAPAN GROWTH
                                                  PORTFOLIO               PORTFOLIO       PORTFOLIO
                                             --------------------      ----------------  ------------
ASSETS
  Investments, at value (Cost-$341,930,429,
    $1,296,112 and $3,675,397, respectively)      $413,186,965           $ 1,425,038    $8,530,595
  Foreign currency (Cost-$9,355,491, $50,813
    and $0, respectively)                            9,356,880                50,940             0
  Receivable for investments sold                    6,476,736               134,454             0
  Dividends, interest and reclaims receivable        1,642,887                 2,850        23,089
  Receivable for fund shares sold                      165,968                   146             0
  Receivable from investment adviser                         0                 1,609             0
  Prepaid expenses and other assets                      5,062                 3,232         9,489
                                                  ------------           -----------    ----------
    Total Assets                                   430,834,498             1,618,269     8,563,173
                                                  ------------           -----------    ----------
LIABILITIES
  Advisory fee payable                                 242,017                     0        10,736
  Administrative service fee payable                    36,102                   126         1,130
  Payable for investments purchased                    488,662               106,998             0
  Accrued expenses payable                             267,352                19,817        25,120
  Other liabilities                                      5,877                15,547        13,177
                                                  ------------           -----------    ----------
    Total Liabilities                                1,040,010               142,488        50,163
                                                  ------------           -----------    ----------
NET ASSETS
  Capital Stock, $0.001 par value                 $     20,458           $       146    $      307
  Paid in capital                                  214,486,230            19,291,054     1,092,457
  Accumulated net investment loss                   (4,161,970)                    0             0
  Accumulated net realized gain (loss) from
    investments and foreign currency
    related items                                  148,343,686           (17,929,194)    2,565,487
  Net unrealized appreciation from investments
    and foreign currency related items              71,106,084               113,775     4,854,759
                                                  ------------           -----------    ----------
    Net assets                                    $429,794,488           $ 1,475,781    $8,513,010
                                                  ============           ===========    ==========
    Shares outstanding                              20,457,707               145,853       307,046
                                                  ------------           -----------    ----------
  NET ASSET VALUE, offering price and
    redemption price per share                    $      21.01           $     10.12    $    27.73
                                                  ============           ===========    ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                             INTERNATIONAL EQUITY      EMERGING MARKETS  JAPAN GROWTH
                                                  PORTFOLIO               PORTFOLIO       PORTFOLIO
                                             --------------------      ----------------  ------------
INVESTMENT INCOME:
    Dividends                                      $ 2,266,997              $ 14,563    $   27,679
    Interest                                           202,228                 1,523         1,949
    Foreign Taxes Withheld                            (257,537)              (13,233)       (4,152)
                                                   -----------              --------    ----------
      Total investment income                        2,211,688                 2,853         25,476
                                                   -----------              --------    ----------
EXPENSES:
    Investment Advisory Fees                         1,904,232                 8,021       110,633
    Administrative Services Fees                       506,684                 6,938        24,138
    Custodian/Sub-custodian Fees                       223,008                 2,279         6,463
    Interest Expense                                   128,969                    69           661
    Transfer Agent Fees                                 49,122                   756         1,408
    Printing Fees                                       32,698                 2,250         5,108
    Legal Fees                                          32,109                   388           668
    Audit Fees                                          12,278                 5,195         5,183
    Registration Fees                                    8,362                 7,080         9,222
    Insurance Expense                                    1,678                   189           134
    Directors Fees                                       1,269                 1,007           966
    Miscellaneous Expense                                8,903                   668           457
                                                   -----------              --------    ----------
                                                     2,909,312                34,840       165,041
    Less: fees waived, expenses reimbursed
      and transfer agent offsets                      (648,037)              (24,794)      (39,322)
                                                   -----------              --------    ----------
      Total expenses                                 2,261,275                10,046       125,719
                                                   -----------              --------    ----------
       Net investment loss                             (49,587)               (7,193)     (100,243)
                                                   -----------              --------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:
    Net realized  gain from  security  and
      other  related  transactions  (net of
      capital gains taxes of $3,421 for
      the Emerging Market Portfolio)               148,917,030               421,241     2,522,875
    Net realized gain (loss) from foreign
      currency related items                           487,364                (7,184)     (454,943)
    Net change in unrealized appreciation
      (depreciation) from investments (net
      of estimated deferred capital gains
      taxes of $9,933 for the Emerging
      Markets Portfolio)                           (65,871,130)              (70,736)   (2,458,619)
    Net change in unrealized appreciation
      (depreciation) from foreign currency
      related items                                    (49,507)               (5,900)       41,809
                                                   -----------              --------    ----------
    Net realized and unrealized gain (loss)
      from investments and foreign
      currency related items                        83,483,757               337,421      (348,878)
                                                   -----------              --------    ----------
    Net increase (decrease) in net assets
      resulting from operations                    $83,434,170              $330,228    $ (449,121)
                                                   ===========              ========    ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             INTERNATIONAL EQUITY PORTFOLIO
                                            --------------------------------
                                               FOR THE
                                              SIX MONTHS
                                                ENDED           FOR THE
                                            APRIL 30, 2000     YEAR ENDED
                                             (UNAUDITED)    OCTOBER 31, 1999
                                            --------------  ----------------
FROM OPERATIONS:
  Net investment income (loss)               $     (49,587)  $   10,513,023
  Net realized gain (loss) from security
    and other related transactions             148,917,030      127,064,059
  Net realized gain (loss) from foreign
    currency related items                         487,364         (603,637)
  Net realized foreign forward currency loss             0      (16,920,779)
  Net change in unrealized appreciation
    (depreciation)from investments             (65,871,130)      86,982,614
  Net change in unrealized appreciation
    (depreciation)from foreign currency
     related items                                 (49,507)      12,234,104
                                             -------------   --------------
  Net increase (decrease) in net assets
    resulting from operations                   83,434,170      219,269,384
                                             -------------   --------------
FROM DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income         (16,548,760)      (9,397,386)
  Distributions from net realized gains         (4,574,109)               0
                                             -------------   --------------
    Net decrease in net assets from
      dividends and distributions              (21,122,869)      (9,397,386)
                                             -------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:

  Proceeds from sale of shares                 178,035,714      185,527,095
  Reinvestment of dividends and distributions   19,433,416        8,012,861
  Net asset value of shares redeemed          (381,816,173)    (870,823,484)
                                             -------------   --------------
    Net increase (decrease) in net assets
      from capital share transactions         (184,347,043)    (677,283,528)
                                             -------------   --------------
    Net increase (decrease) in net assets     (122,035,742)    (467,411,530)

NET ASSETS:
  Beginning of period                          551,830,230    1,019,241,760
                                             -------------   --------------
  End of period                              $ 429,794,488   $  551,830,230
                                             =============   ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):  $  (4,161,970)  $   11,949,013
                                             =============   ==============

--------------------------------------------------------------------------------

                                                EMERGING MARKETS PORTFOLIO          JAPAN GROWTH PORTFOLIO
                                            ---------------------------------    --------------------------------
                                                FOR THE                             FOR THE
                                               SIX MONTHS                          SIX MONTHS
                                                 ENDED           FOR THE             ENDED           FOR THE
                                            AAPRIL 30, 2000     YEAR ENDED       APRIL 30, 2000     YEAR ENDED
                                              (UNAUDITED)    OCTOBER 31, 1999     (UNAUDITED)    OCTOBER 31, 1999
                                            ---------------  ----------------    --------------  ----------------
FROM OPERATIONS:
  Net investment income (loss)                  $   (7,193)    $     68,097        $  (100,243)      $   (60,880)
  Net realized gain (loss) from security
    and other related transactions                 421,241       (2,496,656)         2,522,875         1,015,178
  Net realized gain (loss) from foreign
    currency related items                          (7,184)         (91,187)          (454,943)           47,514
  Net realized foreign forward currency loss             0                0                  0          (474,212)
  Net change in unrealized appreciation
    (depreciation)from investments                 (70,736)       3,408,887         (2,458,619)        7,324,945
  Net change in unrealized appreciation
    (depreciation)from foreign currency
     related items                                  (5,900)          (8,861)            41,809           170,498
                                                ----------     ------------        -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                      330,228          880,280           (449,121)        8,023,043
                                                ----------     ------------        -----------       -----------
FROM DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income                   0         (250,526)           (14,982)          (14,953)
  Distributions from net realized gains                  0                0           (569,103)                0
                                                ----------     ------------        -----------       -----------
    Net decrease in net assets from
      dividends and distributions                        0         (250,526)          (584,085)          (14,953)
                                                ----------     ------------        -----------       -----------
FROM CAPITAL SHARE TRANSACTIONS:

  Proceeds from sale of shares                      15,000           28,356            100,000         8,937,279
  Reinvestment of dividends and distributions            0          250,526            580,695             1,090
  Net asset value of shares redeemed              (104,021)     (23,100,584)        (9,532,046)          (24,692)
                                                ----------     ------------        -----------       -----------
    Net increase (decrease) in net assets
      from capital share transactions              (89,021)     (22,821,702)        (8,851,351)        8,913,677
                                                ----------     ------------        -----------       -----------
    Net increase (decrease) in net assets          241,207      (22,191,948)        (9,884,557)       16,921,767

NET ASSETS:
  Beginning of period                            1,234,574       23,426,522         18,397,567         1,475,800
                                                ----------     ------------        -----------       -----------
  End of period                                 $1,475,781     $  1,234,574        $ 8,513,010       $18,397,567
                                                ==========     ============        ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):     $        0     $          0        $         0       $    14,965
                                                ==========     ============        ===========       ===========

                 See Accompanying Notes to Financial Statements.

                                      24-25

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                     FOR THE SIX
                                     MONTHS ENDED                        FOR THE YEAR ENDED OCTOBER 31,
                                    APRIL 30, 2000       -----------------------------------------------------------
                                      (UNAUDITED)         1999         1998         1997         1996         1995
                                    --------------       ------       ------       ------       ------       -------
PER-SHARE DATA
Net asset value, beginning of period   $  18.85        $  14.41   $    16.51   $    16.14     $  15.10      $  16.34
                                       --------        --------   ----------   ----------     --------      --------
INVESTMENT ACTIVITIES:
  Net investment income                    0.11            0.20(a)      0.21         0.20         0.26          0.15
  Net gains (losses) on
    investments and foreign
    currency related items
    (both realized and unrealized)         3.05            4.38        (0.91)        0.78         1.28         (0.64)
                                       --------        --------   ----------   ----------     --------      --------
      Total from investment
       activities                          3.16            4.58        (0.70)        0.98         1.54         (0.49)
                                       --------        --------   ----------   ----------     --------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net
    investment income                     (0.78)          (0.14)       (0.18)       (0.13)       (0.50)        (0.18)
  Distributions from net realized
    gains                                 (0.22)           0.00        (1.22)       (0.48)        0.00         (0.57)
                                       --------        --------   ----------   ----------     --------      --------
      Total dividends and
       distributions                      (1.00)          (0.14)       (1.40)       (0.61)       (0.50)        (0.75)
                                       --------        --------   ----------   ----------     --------      --------
Net asset value, end of period         $  21.01        $  18.85   $    14.41   $    16.51     $  16.14      $  15.10
                                       ========        ========   ==========   ==========     ========      ========
      Total return                        16.94%+         32.02%       (4.11)%       6.20%       10.48%        (2.83)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted)                       $429,794        $551,830   $1,019,242   $1,169,817     $937,443      $507,759
  Ratio of expenses to average
    net assets                              .98%*@          .96%@        .95%@        .95%@        .96%@         .95%
  Ratio of net income (loss) to
    average net assets                     (.02)%*         1.23%        1.21%         .98%        1.05%         1.20%
  Decrease reflected in above
    operating expense
    ratios due to waivers/
    reimbursements                          .24%*           .17%         .13%         .14%         .18%          .23%
Portfolio turnover rate                  109.45%         120.24%      113.58%       69.99%       29.91%        39.70%
-------------------------------------------------------------------------------

(a)Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .03% for the six months ended April 30, 2000 and .01%, .00%, .00% and .01% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .95% for the six months ended April 30, 2000 and .95% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.
*  Annualized.
+  Non annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                     FOR THE SIX
                                     MONTHS ENDED              FOR THE YEAR ENDED OCTOBER 31,
                                    APRIL 30, 2000      ---------------------------------------------
                                      (UNAUDITED)        1999         1998         1997         1996
                                    --------------      ------       ------       ------       ------
PER-SHARE DATA
Net asset value, beginning of period    $ 8.03          $ 5.72      $  9.36      $  9.86      $ 10.00
                                        ------          ------      -------      -------      -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)           (0.07)           0.37         0.11(a)      0.10         0.01
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)        2.16            2.00        (2.99)       (0.53)       (0.15)
                                        ------          ------      -------      -------      -------
     Total from investment activities     2.09            2.37        (2.88)       (0.43)       (0.14)
                                        ------          ------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income    0.00           (0.06)       (0.01)       (0.02)        0.00
  Distributions from net realized gains   0.00            0.00        (0.75)       (0.05)        0.00
                                        ------          ------      -------      -------      -------
     Total dividends and distributions    0.00           (0.06)       (0.76)       (0.07)        0.00
                                        ------          ------      -------      -------      -------
Net asset value, end of period          $10.12          $ 8.03      $  5.72      $  9.36      $  9.86
                                        ======          ======      =======      =======      =======

     Total return                        26.03%+         41.90%      (32.90)%      (4.43)%      (1.40)%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted)                        $1,476          $1,235      $23,427      $37,281      $29,698

Ratio of expenses to average
  net  assets                             1.28%*@         1.25%@       1.25%@       1.25%@       1.25%*@
Ratio of net income  (loss) to
  average  net assets                     (.90)%*         1.23%        1.54%         .92%        1.75%*
Decrease reflected in above operating
    expense ratios due to waivers/
    reimbursements                        3.06%*           .96%         .16%         .40%        2.18%*
Portfolio turnover rate                 228.48%         150.10%      152.57%      107.21%        2.39%
--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .03% for the six months ended April 30, 2000 and .00% for the years ended October 31, 1999, 1998, 1997 and 1996 respectively. The operating expense ratio after reflecting these arrangements was 1.25% for the six months ended April 30, 2000 and 1.25% for each of the years ended October 31, 1999, 1998, 1997 and 1996 respectively.
*  Annualized.
+  Non annualized.
** For the period  September  30,  1996  (commencement  of  operations)  through
   October 31, 1996.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                     FOR THE SIX          FOR THE YEAR ENDED
                                     MONTHS ENDED            OCTOBER 31,
                                    APRIL 30, 2000      ------------------------
                                      (UNAUDITED)        1999         1998
                                    --------------      ------       ------
PER-SHARE DATA
Net asset value, beginning of period    $27.74          $ 9.13       $10.00
                                        ------          ------       ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)           (0.42)          (0.09)        0.07
  Net gains (losses) on investments
    and foreign currency related
    items (both realized and unrealized)  1.29           18.79        (0.85)
                                        ------          ------       ------
      Total from investment activities    0.87           18.70        (0.78)
                                        ------          ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income   (0.02)          (0.09)       (0.09)
  Distributions from net realized gains  (0.86)           0.00         0.00
                                        ------          ------       ------
      Total dividends and distributions  (0.88)          (0.09)       (0.09)
                                        ------          ------       ------
Net asset value, end of period          $27.73          $27.74       $ 9.13
                                        ======          ======       ======
      Total return                        2.74%+        206.60%       (7.84)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (000s omitted)                      $8,513         $18,398       $1,476
Ratio of expenses
    to average net assets                 1.28%*@         1.27%@       1.25%@
Ratio of net income (loss) to
    average  net  assets                 (1.00)%*         (.85)%        .39%
Decrease  reflected  in  above
    operating expense ratios
      due to waivers/reimbursements        .36%*          1.40%        4.52%
Portfolio turnover rate                  17.51%          70.37%       39.88%
--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .03% for the six months ended April 30, 2000 and .02% and .00% for the years ended October 31, 1999 and 1998, respectively. The operating expense ratio after reflecting these arrangements was 1.25% for the six months ended April 30, 2000 and 1.25% for each of the years ended October 31, 1999 and 1998, respectively.
*  Annualized.
+  Non annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Institutional Fund, Inc. (the "Fund")is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and was incorporated under the laws of Maryland on May 13, 1992. The Fund currently offers seven managed investment Funds of which three are contained in this report. The International Equity Portfolio ("International Equity") is classified as a diversified, open-end management investment company and the Emerging Markets Portfolio ("Emerging Markets") and the Japan Growth Portfolio ("Japan Growth") are classified as non-diversified open-end management investment companies (each, a "Portfolio" and collectively, the "Portfolios").

   Investment objectives for each Portfolio are as follows: International Equity seeks long-term capital appreciation; Emerging Markets seeks growth of capital; and Japan Growth seeks long-term growth of capital.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

investments. Such risks generally include, among others, currency risk, (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investment in a single country, such as Japan, involves increased risks.

   Investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Portfolio to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code") and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management LLC ("CSAM") can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At April 30, 2000, none of the Portfolios were invested in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense.

   For the six months ended April 30, 2000, the Portfolios received credits or reimbursements under this arrangement as follows:

           PORTFOLIO                                                AMOUNT
           --------                                                -------
           International Equity                                    $67,995
           Emerging Markets                                            229
           Japan Growth                                              2,824

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as each Portfolio's investment adviser. For its investment advisory services, CSAM receives the following fees based on each Portfolio's average daily net assets:

           PORTFOLIO                                     ANNUAL RATE
           ------------                        ---------------------------------
           International Equity                 .80% of average daily net assets
           Emerging Markets                    1.00% of average daily net assets
           Japan Growth                        1.10% of average daily net assets

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the six months ended April 30, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                   GROSS                         NET           EXPENSE
    PORTFOLIO                   ADVISORY FEE     WAIVER      ADVISORY FEE   REIMBURSEMENTS
    --------                    ------------   ----------   -------------   --------------
    International Equity        $1,904,232     $(580,042)     $1,324,190      $      0
    Emerging Markets                 8,021       (8,021)               0       (15,582)
    Japan Growth                   110,633      (24,429)          86,204             0

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a wholly-owned subsidiary of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC
Financial Services Group, Inc. ("PNC"), serve as each Portfolio's co-administrators. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the six months ended April 30, 2000, administrative services fees earned by CSAMSI were as follows:

           PORTFOLIO                                    CO-ADMINISTRATION FEE
           ---------                                   -------------------------
           International Equity                               $238,029
           Emerging Markets                                        802
           Japan Growth                                         10,057

   For its administrative services, PFPC currently receives a fee based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ----------------------              ---------------------------------
           First $250 million                   .12% of average daily net assets
           Second $250 million                  .10% of average daily net assets
           Third $250 million                   .08% of average daily net assets
           Over $750 million                    .05% of average daily net assets

   For the six months ended April 30, 2000, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:


                                                                        NET
    PORTFOLIO             CO-ADMINISTRATION FEE         WAIVER  CO-ADMINISTRATION FEE
    --------              ---------------------------   ------  ----------------------
    International Equity         $268,655             $      0       $268,655
    Emerging Markets                6,136                 (962)         5,174
    Japan Growth                   14,081              (12,069)         2,012

   Provident Distributors, Inc. serves as distributor of each Portfolio's shares without compensation.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT

   The Portfolios, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At April 30, 2000, there were no loans outstanding for any of the Portfolios. During the six months ended April 30, 2000, the Portfolios had the following borrowings under the Credit Facility:

                                         AVERAGE        MAXIMUM
                                      AVERAGE DAILY     INTEREST  DAILY LOAN
    PORTFOLIO                         LOAN BALANCE        RATE %  OUTSTANDING
    --------                          -------------     --------  -----------
    International Equity              $1,470,912         6.267%   $54,169,000
    Emerging Markets                         978         6.347%        42,000
    Japan Growth                          10,575         5.978%       285,000

4. INVESTMENTS IN SECURITIES

   For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

    PORTFOLIO                                      PURCHASES        SALES
    ---------                                     ------------   ------------
    International Equity                          $252,782,882   $483,624,536
    Emerging Markets                                 1,685,565      1,945,296
    Japan Growth                                     1,746,866     12,585,047

   At April 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                               NET UNREALIZED
                                     UNREALIZED    UNREALIZED   APPRECIATION
    PORTFOLIO                       APPRECIATION  DEPRECIATION (DEPRECIATION)
    ---------                       ------------  ------------ -------------
    International Equity             $91,919,048  $(20,904,019)   $71,015,029
    Emerging Markets                     231,924      (111,230)       120,694
    Japan Growth                       5,085,493      (230,295)     4,855,198

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At April 30, 2000, there were no open forward foreign currency contracts in the Portfolios.

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of seven series have been classified, three of which constitute the interest in the Portfolios.

   Transactions in shares of each Portfolio were as follows:

                                      INTERNATIONAL EQUITY             EMERGING MARKETS                 JAPAN GROWTH
                                   --------------------------       --------------------------       -------------------------
                                      FOR THE                         FOR THE                         FOR THE
                                     SIX MONTHS      FOR THE         SIX MONTHS      FOR THE         SIX MONTHS      FOR THE
                                       ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                   APRIL 30, 2000  OCTOBER  31,    APRIL 30, 2000  OCTOBER 31,     APRIL 30, 2000  OCTOBER 31,
                                   (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)         1999
                                   --------------  ------------    ------------    ------------    ------------    -----------
Shares sold                          8,155,650      11,631,374           1,441          3,612            3,152        502,690
Shares issued to shareholders on
  reinvestment of dividends and
  distributions                        961,574         541,044               0         44,184           18,295            107
Shares redeemed                    (17,937,792)    (53,620,959)         (9,331)    (3,988,292)        (377,617)        (1,237)
                                   -----------     -----------          ------     ----------         --------        -------
Net increase (decrease) in
  shares outstanding                (8,820,568)    (41,448,541)         (7,890)    (3,940,496)        (356,170)       501,560
                                   ============    ============         =======    ===========        =========       ========

7. NET ASSETS

   At April 30, 2000, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences. International Equity, Emerging Markets and Japan Growth reclassified $487,364, $(7,184) and $(454,943), respectively, from accumulated net realized gain/(loss) from security transactions and foreign currency related items to undistributed net investment income. Emerging Markets and Japan Growth reclassified $(14,377) and $(555,203),

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. NET ASSETS -- (CONT'D)

respectively,   from   accumulated  net  investment   income/(loss)  to  capital
contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by these reclassifications.

8. CAPITAL LOSS CARRYOVER

   At  April  30,  2000,   Emerging  Markets  had  capital  loss  carryovers  of
$15,647,325 and $2,681,265 expiring in 2006 and 2007, respectively.

9. PORTFOLIO NAME CHANGE

   At the Board Meeting on May 1, 2000, the Board of Directors voted to rename the Warburg, Pincus Institutional Fund, Inc. As of May 11th, 2000 the Fund ceased to be named the Warburg, Pincus Institutional Fund, Inc. and is named the Credit Suisse Institutional Fund, Inc. There will be no name changes to the individual Portfolios contained within this report.

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[GRAPHICS OMITTED]
WARBURG PINCUS FUNDS          PART OF CREDIT ASSET
                                      SUISSE MANAGEMENT




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